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                                                                    Exhibit 23.1



                           CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
National Semiconductor Corporation:


We consent to the use of our report contained in National Semiconductor Corporation's May 25, 1997 annual report on Form 10-K incorporated herein by reference. Our report refers to a change in accounting for depreciation in fiscal 1996.


                              //s//KPMG PEAT MARWICK LLP

San Jose, California
September 30, 1997